UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2014
MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

As a result of a request for proposal process undertaken by the Audit Committee of the Board of Directors (“Audit Committee”) of MSA Safety Incorporated ("MSA"), on November 21 2014, the Audit Committee appointed Ernst & Young LLP (“EY”) as MSA’s independent registered public accounting firm for the fiscal year ending December 31, 2015, effective immediately following the Company’s filing of its Annual Report on Form 10-K for the year ending December 31, 2014.

On November 21, 2014, the Audit Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as MSA’s independent registered public accounting firm effective upon the issuance by PwC of its reports on the consolidated financial statements as of and for the year ended December 31, 2014 and the effectiveness of internal control over financial reporting as of December 31, 2014 to be included in the filing of the related Annual Report on Form 10-K for the fiscal year ending December 31, 2014.

No Prior Consultation with New Independent Registered Public Accounting Firm:

During the fiscal years ended December 31, 2013, and 2012, and the subsequent interim periods through November 21, 2014, the company has not consulted with EY regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
No Adverse Opinion or Disagreement:

PwC’s reports on MSA’s consolidated financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  The audit reports of PwC on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012 did not contain an adverse opinion, nor were they qualified or modified. During the two most recent fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through November 21, 2014, there were no disagreements between MSA and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years.

Reportable Event:

There were no reportable events, as described under Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2013 and 2012 and through the subsequent interim period through November 21, 2014.

MSA provided PwC with a copy of this Current Report on Form 8-K, and requested that PwC furnish MSA with a letter addressed to the U.S. Securities and Exchange Commission stating whether PwC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  MSA has received the requested letter from PwC, and a copy of PwC’s letter dated November 24, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated November 24, 2014, regarding change in independent registered public accounting firm.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Douglas K. McClaine
Douglas K. McClaine
Vice President, General Counsel and Secretary

Date: November 24, 2014